Acquisition of Alpha Mind (Details) - Schedule of Estimated Fair Values of the Identifiable Assets Acquired at the Acquisition - Parent Company [Member] ¥ in Thousands	Dec. 28, 2023 CNY (¥)
Acquisition of Alpha Mind (Details) - Schedule of Estimated Fair Values of the Identifiable Assets Acquired at the Acquisition [Line Items]
Net tangible assets	¥ 15,436	[1]
Goodwill	1,284,218
Total purchase consideration	¥ 1,299,654

[1]	The following is a reconciliation of the fair value of major classes of assets acquired and liabilities assumed which comprised of net tangible assets on December 28, 2023. The Company did not identify intangible assets from the acquisition, because the Company was a shell company immediately before the acquisition. On December 31, 2024, the fair value of identifiable net assets approximated their carrying amount.